UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Antero Resources Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Antero Resources Corporation
1615 Wynkoop Street

Denver, CO 80202

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 17, 2020

The following Notice of 2020 Annual Meeting of Shareholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Antero Resources Corporation (“Antero”), dated April 27, 2020, furnished to Antero stockholders in connection with the solicitation of proxies by the Board of Directors of Antero for use at the Annual Meeting of Shareholders to be held on Wednesday, June 17, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via live audio webcast.

This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about June 4, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

June 4, 2020

To the Stockholders of Antero Resources Corporation:

Due to the continuing impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, employees and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Antero Resources Corporation (“Antero”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, June 17, 2020 at 8:30 A.M., Mountain Time. In light of impacts of COVID-19, the Annual Meeting will be held in a virtual meeting format only, via live audio webcast at www.virtualshareholdermeeting.com/AR2020. You will not be able to attend the Annual Meeting physically in person.

Information about the Annual Meeting

As described in the proxy materials for the Annual Meeting previously distributed, the Annual Meeting is being held for the following purposes: (i) to elect three Class I members of Antero’s Board of Directors (the “Board”) to serve until Antero’s 2023 Annual Meeting of Shareholders; (ii) to ratify the appointment of KPMG LLP as Antero’s independent registered public accounting firm for the year ending December 31, 2020; (iii) to approve, on an advisory basis, the compensation of Antero’s named executive officers; (iv) to approve the Antero Resources Corporation 2020 Long-Term Incentive Plan; (v) to approve an amendment and restatement of Antero’s Certificate of Incorporation to (a) effect a reverse stock split that will reduce the number of shares of outstanding common stock in accordance with a ratio to be determined by the Board within a range of one share of common stock for every 5 to 20 shares of common stock (or any number in between) currently outstanding; and (b) reduce by a corresponding proportion the number of authorized shares of common stock and preferred stock (the “Reverse Stock Split Proposal”); and (vi) to transact other such business as may properly come before the Annual Meeting and any adjournment or postponement thereof. You are entitled to participate in the Annual Meeting if you were an Antero stockholder at the close of business on April 22, 2020, the record date.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described in the proxy materials previously distributed.  Please review our proxy materials prior to voting.  The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format and may continue to be used to vote your shares in connection with the Annual Meeting.

Additional Information About the Virtual Annual Meeting

Attendance and Participation

Our virtual Annual Meeting will be conducted on the Internet via live audio webcast at www.virtualshareholdermeeting.com/AR2020. By logging into the virtual annual meeting, you will be able to “attend” and listen to the Annual Meeting from any location and vote your shares electronically on all proposals to be considered at the Annual Meeting.  If you have a question pertaining to the business of the Annual Meeting, you must submit it in accordance with the procedures described below.

To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your proxy card, your voting instruction form, or the Notice of Internet Availability of Proxy Materials previously mailed or made available to stockholders entitled to vote at the Annual Meeting.

The virtual Annual Meeting will begin promptly at 8:30 A.M., Mountain Time, on Wednesday, June 17. We encourage you to access the Annual Meeting prior to the start time. Participants should allow plenty of time to log in prior to the start of the Annual Meeting. Online access and check-in will begin at 8:15 A.M., Mountain Time.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins.

Questions

If you have a question pertaining to the business of the Annual Meeting, you may submit your questions during the Annual Meeting through the virtual platform. Questions pertinent to the business of the Annual Meeting will be read aloud and answered during the Annual Meeting, subject to time constraints. To the extent you submit a question and it is not addressed, we encourage you to contact Michael Kennedy, Senior Vice President – Finance, at (303) 357-6782 or mkennedy@anteroresources.com.

Stockholder List

Beginning 15 minutes prior to, and during, the Annual Meeting, the list of our stockholders of record entitled to vote at the Annual Meeting will be available for viewing by stockholders for any purpose germane to the Annual Meeting at www.virtualshareholdermeeting.com/AR2020. In addition, information on how to obtain access to this list of stockholders will be available during the ten days preceding the Annual Meeting on our website at www.anteroresources.com/investors. Stockholders requesting access to the list will be asked to provide the 16-digit control number found on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials previously mailed or made available to stockholders entitled to vote at the Annual Meeting.

Technical Difficulties

Technical support will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/AR2020 beginning at 8:15 A.M., Mountain Time, on June 17, 2020 through the conclusion of the Annual Meeting.

Proxy Statement Clarification

We disclosed in the Proxy Statement that broker non-votes will have the effect of a vote “against” the Reverse Stock Split Proposal. However, the Reverse Stock Split Proposal involves a matter on which a broker (or other nominee) has “discretionary” authority to vote. Therefore, even if you do not instruct your broker how to vote with respect to this proposal, your broker may vote your shares with respect to this proposal in its discretion.

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available online at www.anteroresources.com/investors. Additionally, you may access our proxy materials at www.proxyvote.com.

4